                                       OFFICE OF THE UNITED STATES TRUSTEE
   -----------------------------------------------------------------------------------------------------------
   IN RE:                                           )            DEBTOR IN POSSESSION OPERATING REPORT
                                                    )            -------------------------------------
    MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIE   )        REPORT NUMBER    11              Page 1 of 3
                                                    )                    FOR  THE PERIOD FROM:February 1, 2001
                                                    )                                    TO: February 28, 2001
                                                    )        -------------------------------------------------
                                                    )
   -------------------------------------------------
   CHAPTER 11 CASE NO. SV00-13471KL                 )
   -------------------------------------------------
                                                                 SEE ATTACHED
   1.  Profit and Loss Statement
   A.  Related to Business Operations:
             Gross Sales                                         ------------------
             Less Sales Returns and Discounts                    ------------------                    -
                Net Sales                                                      -         -----------------
             Less:  Cost of Goods Sold                           ------------------
                  Beginning Inventory at Cost                    __________________
                  Add:  Purchases                                              -
                                                                 __________________
             Less:  Ending Inventory at Cost
                Cost of Goods Sold                                                                     -
                                                                                         __________________                    -
                                                                                                                 _________________
             Gross Profit                                                                                                      -
                                                                                                                 _________________
             Other Operating Revenue (Specify)

Less:  Operating Expenses
       Officer Compensation                                      __________________
       Salaries & Wages - Other Employees                        __________________                     -
         Total Salaries & Wages                                                          ____________________
         Employee Benefits                                                                              -
                                                                                         ____________________
       Payroll Taxes                                             __________________
       Real Estate Taxes (Personal Property Tax)                 __________________
       Federal and State Income Taxes                            __________________                     -
         Total Taxes                                                                     ___________________
       Rent and Lease Exp. (Real and Personal Property)                        -
                                                                 __________________
       Interest Expense (Mortgage, Loan, etc.)                                 -
                                                                 __________________
       Insurance                                                 __________________
       Automobile Expense                                        __________________
       Utilities (Gas, Electric, Water, Telephone, etc.)         __________________
       Depreciation and Amortization                             __________________
       Repairs and Maintenance                                   __________________
       Advertising                                                             -
                                                                 __________________
       Supplies, Office Expenses, Photocopies, etc.              __________________
       Bad Debts                                                               -
                                                                 __________________                     -
       Miscellaneous Operating Expenses (Specify)                _________________________________________                     -
         Total Operating Expenses                                                                                _________________
                                                                                                                               -
       Net Gain/(Loss) from Business Operations                                                                  _________________

B.  Not Related to Business Operations
       Income:
         Interest Income                                                                 ____________________
         Other Non-Operating Revenues (Specify)                                          ____________________
         Gross Proceeds on Sale of Assets
         Less:  Original Cost of Assets plus Expenses of Sale    __________________
                Net Gain/(Loss) on Sale of Assets                __________________
         Total Non-Operating Income                                                      _________________
       Expenses Not Related to Business Operations:                                                              _________________
         Legal and Professional Fees
         Other Non-Operating Expenses (Specify)                                          _________________
            Total Non-Operating Expenses                                                 _________________                     -
                                                                                                                 _________________
                                                                                                                               -
       NET INCOM /(LOSS) FOR PERIOD                                                                              =================

------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                                            OPERATING REPORT                           UST-4
------------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
 Statement of Operations for the Period  Feb. 28, 01
---------------------------------------------------------------------------------------------



($000's)


REVENUES
     Sales                                                                                 34
     Rental revenues                                                                      607
                                                                                -------------
        Total  revenues                                                                   641

     Cost of goods sold                                                                    22
     Cost of rental operation                                                             138
                                                                                -------------
        Total cost of sales and rental                                                    160

        Gross profits                                                                     481
     Selling expense                                                                        6
     General & administration                                                              83
                                                                                -------------
        Total operating expenses                                                           89

        Operating profit                                                                  392

     Depreciation & amortization                                                          258
     Coporate Interest allocation                                                           -
     DIP Interest                                                                           1
     Other income & expenses                                                                -
                                                                                -------------

     Earnings before reorganization items & income tax provision                          133

     Reorganization items:
     Loss from sales of assets/Closing cost of facility                                   233
     Professional fees                                                                    565
     Provision for rejected executory contracts                                             -
     Interest earned on accumulated cash resulting from chapter 11 Proceeding              (4)
                                                                                -------------
        Total reorganization items                                                        794

        Income(loss) before income tax provision                                         (661)
     Income tax (benefits)                                                                  -
                                                                                -------------
        Net income                                                                       (661)
                                                                                =============

------------------------------------------------------------------------------------------------------------
                       DEBTOR IN POSSESSION OPERATING REPORT NO.  11
------------------------------------------------------------------------------------------------------------
                                                                                                 Page 2 of 3

2.  Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                    Accounts Payable        Accounts Receivable
                                    -------------------------------------------
Current        Under 30 days                $ 18,460                   $510,875
Overdue        31 - 60 days                 $  4,137                   $ 17,396
Overdue        61 - 90 days                 $  6,344                   $  6,082
Overdue        91 - 120 days                $ 71,755                   $      0
Overdue        121 + days                   $124,082                   $919,932
                                    -------------------------------------------
Total                                       $224,778                 $1,454,285
                                    -------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:                SEE ATTACHED

-------------------------------------------------------------------------------------------------------------
                                                                                          Post-Petition
                   Frequency of                                                         Payments Not Made
                   Payments per          Amount of                                  -------------------------
Creditor/Lessor   Lease/Contract        Each Payment          Next Payment Due       Number         Amount
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------

4.  Tax Liability:
                   Gross Payroll Expense For Period                         $107,095                *SEE NOTE
                                                                --------------------
                   Gross Sales for Period Subject to Sales Tax              $305,153
                                                                --------------------

                                    -------------------------------------------------------------------------
                                                                                      Post Petition Taxes
                                            Date Paid              Amount Paid *          Still Owing
                                    -------------------------------------------------------------------------
Federal Payroll and Withholding Taxes       22-02-2001                $28,410                $5,657
State Payroll and Withholding Taxes         22-02-2001                 $8,415                $1,686
State Sales and Use Tax                     19-02-2001                $23,802               $12,969
Real Property Taxes                                                      $0                    $0
                                    -------------------------------------------------------------------------

               *  Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage
                                    --------------------------------------------------------------------------
                                             Carrier/            Amount of               Policy   Premium Paid
                                              Agent              Coverage              Exp. Date   Thru Date
                                    --------------------------------------------------------------------------
Worker's Compensation                      GULF INS CO                                  4/1/2001    4/1/2001
Liability                                  GULF INS CO             SEE                  4/1/2001    4/1/2001
Fire and Extended Coverage                 GULF INS CO           ATTACHED               4/1/2001    4/1/2001
Property                                   GULF INS CO    (Not filed with FORM 8K)      4/1/2001    4/1/2001
Theft                                          CNA                                      4/1/2001    4/1/2001
Life (Beneficiary:________________)        TRANSAMERICA
Vehicle                                    GULF INS CO                                  4/1/2001    4/1/2001
Other                                     INSURANCE WEST                                4/1/2001    4/1/2001

                                    -------------------------------------------------------------------------

                                    *NOTE:   PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP,
                                             AND IS ALLOCATED TO THE SUBSIDIARY INCURRING THE
                                             PAYROLL EXPENSE.
                                             ALL PAYROLL TAXES ARE PAID BY ADP


                                                                             2A
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
FEB. 28, 2001 CREDIT FACILITY
----------------------------------------------

                                                                           MONTHLY     UNPAID
 BINDER   TAB                 DESCRIPTION                  COMPANY         PAYMENT    POST PET
 ------   ---     -----------------------------------    -----------     ---------- ------------
 CRF98    39      IBM Credit Corp - AS400/JBA Software   Group              7.866      7.866
   V      85      Xerox - Copier #C0H-010403             Group - Acct         558         0
 CRF98    40      Pitney Bowes - Postage meter           Four Star            167         0
 CRF98    12      Minolta Copier Corp - Copier/Fax       Four Star            264         0

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO.11
--------------------------------------------------------------------------------
                                                                     Page 3 of 3
6.  Questions:

       A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
             _____ :  Yes   Explain: __________________________
                 X :  No
       B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
             _____ :  Yes   Explain: __________________________
                 X :  No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):

           ----------------------------------------------------------------------------
                                               Type                   Post-Petition
           Name of Professional            Professional               Unpaid Total**
           ----------------------------------------------------------------------------
           Crossroads, LLC                 Turnaround management            71,986         Estimated
           ----------------------------------------------------------------------------
           George Nicolais                 Financial advisor                 3,675         Estimated
           ----------------------------------------------------------------------------
           Klee Tuchin Bogdanoff & Stern   Counsel                          50,169         Estimated
           ----------------------------------------------------------------------------
           Latham Watkins                  Counsel                             -
           ----------------------------------------------------------------------------
           Stutman Treister                Counsel                          26,329         Estimated
           ----------------------------------------------------------------------------
           Imperial Capital, LLC           Financial advisor                   -
           ----------------------------------------------------------------------------
           Holland & Knight                Counsel                          39,582         Estimated
           ----------------------------------------------------------------------------
           Ernst & Young                   Independent Auditors                -                      0
           ----------------------------------------------------------------------------

           **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course of Business:

N/A

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

---------------------------------------------------------------------------------------------------------------------------------
                        Quarterly
     Quarterly        Disbursements       Quarterly                                                               Quaterly
    Period Ending      for Quarter          Fee             Date Paid        Amount Paid        Check No.       Fee Still Owing
---------------------------------------------------------------------------------------------------------------------------------
         6/30/2000     $7,108,942.00      $24,500.00            7/31/2000     $24,500.00           2408
         9/30/2000     $7,208,343.00      $21,500.00           10/24/2000     $21,500.00           1395
        12/31/2000     $7,053,994.00      $21,000.00           01/26/2001     $21,000.00           1543

---------------------------------------------------------------------------------------------------------------------------------

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: March 26, 2001               Signed: /s/ Ellen Gordon

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        OFFICE OF THE UNITED STATES TRUSTEE

                                                                          CENTRAL DISTRICT OF CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------

_____________________________________________
IN RE:                                       )                                                DEBTOR IN POSSESSION INTERIM STATEMENT
                                             )
     Matthews Studio Equipment Group         )                                                              STATEMENT NO.  11
                                             )                                                       FOR THE PERIOD FROM:  02/01/01
                                    DEBTOR   )                                                                        TO:  02/28/01
                                             )
-------------------------------------------- )
CHAPTER 11 CASE NO.  SV 00 13471 KL          )
_____________________________________________)
                                                  General       Concentration       Payroll         Tax          Pre-Chapter
                                                  Account          Account          Account       Account          Payroll

CASH ACTIVITY ANALYSIS
                                               -------------------------------------------------------------------------------
A. Total Receipts Per  All Prior Interim
    Statements                                 $27,201,390.35    $19,918,227.28     $294,481.71      $0.00       $5,790,086.70

B. Less: Total Disbursements Per All Prior     $27,201,390.35    $19,148,220.09     $294,481.71      $0.00       $5,798,977.59
    Interim Statements

C. Beginning Balance                           $         0.00    $   770,007.19     $      0.00      $0.00       $   (8,890.89)

D. Receipts During Current Period

   Per Attached Schedule (Not filed
    with Form 8K)                              $ 1,073,576.56    $ 1,467,898.96     $    125.22      $0.00       $   27,730.52

E. Balance Available                           $ 1,073.576.56    $ 2,237,906.15     $    125.22      $0.00       $   18,839.63

F. Less:  Disbursements During Period

   Per Attached Schedule (Not filed with       $ 1,073,576.56    $ 1,026,060.65     $    125.22      $0.00           15,332.26
    Form 8K)

G. Ending Balance                              $         0.00    $ 1,211,845.50     $      0.00      $0.00       $    3,507.37
                                               -------------------------------------------------------------------------------

                                                Investment        Professional          CD           5-month CD
                                                  Account            Account          Account         Account
                                               -------------------------------------------------------------------------------
A. Total Receipts Per  All Prior Interim
    Statements                                 $ 3,411,733.71    $ 2,476,654.84     $330,765.54      $14,066,090.22

B. Less: Total Disbursements Per All Prior     $ 2,522,367.92    $ 2,476,654.84     $330,765.54               $0.00
    Interim Statements

C. Beginning Balance                           $   889,365.79    $         0.00     $      0.00      $14,066,090.22

D. Receipts During Current Period

   Per Attached Schedule (Not filed
    with Form 8K)                              $   200,714.67    $   120,528.64     $ 25,000.00      $           --

E. Balance Available                           $ 1,090.080.46    $   120,528.64     $ 25,000.00      $14,066,090.22

F. Less:  Disbursements During Period

   Per Attached Schedule (Not filed with       $   371,984.64    $   120,528.54     $        --      $           --
    Form 8K)

G. Ending Balance                              $   718,095.82    $         0.00     $ 25,000.00      $14,066,090.22
                                               -------------------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1).  General Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411952738

    (2).  Concentration Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411952886

    (3).  Payroll Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411952800

     (4). Tax Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411952851

     (5). Pre-Chapter Payroll Account
          (a)  Western Security Bank 4100 W. Alameda Avenue,
               Burbank, Ca.
          (b)  001064088

     (6). Investment  Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  BHS-072281

     (7). Professional Account
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411953459

     (8). Certificate of of Deposit
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411956334

     (9). 5-Month Liquid Certificate of Deposit
          (a)  City National Bank 4605 Lankershim Blvd.
               No. Hollywood, Ca.
          (b)  411955893

I.   Other Monies on Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Settlement is true and complete to the best of my knowledge:


Dated: March 26, 2001                  Signed: /s/ Ellen Gordon
------------------------------         ------------------------